UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  June 30, 2010

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

McCarthy Multi-Cap Stock Fund
(MGAMX)

Annual Report
June 30, 2010

McCarthy Multi-Cap Stock Fund,
a series of Advisors Series Trust
(MGAMX)

Annual Letter to Shareholders
June 30, 2010

“Value, Growing Value and Management”
The Fund strives to maintain a portfolio of companies:
✓  that represent compelling investment value
✓  that should grow shareholder value in the future
✓  that are led by honest and capable managers

Dear Fellow and Prospective Shareholder:

Thanks to shareholders for your investment in the McCarthy Multi-Cap Stock Fund. The McCarthy Multi-Cap Stock Fund’s (the “Fund,” ticker: MGAMX) performance for various periods ended June 30, 2010, and the performance for the Standard & Poor’s 500® Index (the “Index” or the “S&P 500®”), with dividends reinvested, are shown in the table below:

					Since
Portfolio or Index	Six	One	Three	Five	8/6/2001
As of June 30, 2010	Months	Year	Years	Years	Inception
Cumulative:
McCarthy Multi-Cap Stock Fund	-6.89%	+15.14%	-16.01%	+1.23%	+16.44%
S&P 500® Index	-6.65%	+14.43%	-26.64%	-3.91%	+1.91%

Annualized:
McCarthy Multi-Cap Stock Fund		+15.14%	-5.65%	+0.25%	+1.73%
S&P 500® Index		+14.43%	-9.81%	-0.79%	+0.21%

Gross Expense Ratio 1.23%

Performance data for periods over one year are annualized in the table above.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com or calling 1-866-811-0228.

Performance Overview:
The Fund’s 6.89% decline for the first half of 2010 approximated the 6.65% decline in the S&P 500® Index. For the twelve months ended June 30, 2010, the Fund gained 15.14% which out-performed the 14.43% gain in the S&P 500® Index.  Early in 2010, price performance was led by the stocks of companies that we consider to be of lower investment quality. The stocks of higher quality companies, which we prefer, came back with strong relative performance late in the 2nd quarter.  We are pleased that the Fund has out-performed the S&P 500® Index over one, three and five years as well as since the Fund’s inception on August 6, 2001.

Performance Attribution Analysis
The Fund allocates capital based on a bottom-up analysis of individual companies. We believe it is informative to our shareholders, however, to regularly review performance attribution.  Performance attribution is separated into two components: (1) economic sector allocation and (2) stock selection.  Our long-term investment focus is stock selection however it can be informative in the short-term to review the impact of economic sector allocation on relative performance.

With the Fund’s performance approximating the decline in the S&P 500® Index for the first half of 2010, perhaps it is not surprising that neither economic sector allocation nor stock selection provided a material contribution to relative performance.  Notable in stock selection was a positive contribution from stocks in the Telecommunications sector; in particular, Canadian wireless company TELUS Corp. The Fund’s stock selection in the Consumer Discretionary sector contributed negatively to performance; for-profit education firm Apollo Group, Inc. was a notable poor performer.

Ten Largest Fund Holdings	%
Johnson & Johnson	3.5%
Microsoft Corp.	3.5%
Telus Corp.	3.4%
Kinder Morgan Management LLC	3.0%
Verizon Communications, Inc.	3.0%
Procter & Gamble Co.	2.9%
Transatlantic Holdings, Inc.	2.9%
United Technologies Corp.	2.9%
Wal-Mart Stores, Inc.	2.8%
Abbott Laboratories	2.6%
Total of Ten Largest Holdings	30.5%

Other individual securities that helped performance in the first half of 2010 included:  Market Vectors ETF Gold Miners, which provides the Fund exposure to a basket of gold mining stocks; Compass Minerals International, Inc., a provider of road salt and specialty fertilizers; Berkshire Hathaway, Inc. and Kinder Morgan Management LLC, an energy pipeline company.

Other individual securities that detracted from performance in the first half of 2010 included:  Microsoft Corp.; WellPoint, Inc. and Wellcare Health Plans, Inc., both are managed healthcare companies; and Pfizer, Inc., the large pharmaceutical company.

Outlook and Fund Strategy:
Pessimists will point to many negative issues confronting the economy and the stock market: the deficit, the debt, deflation, inflation, a possible double-dip recession, the oil spill in the Gulf of Mexico, the Euro, etc.  We will take the other side of the “trade” and remain optimistic.

The U.S. dollar remains the world’s reserve currency and much of the world is embracing some level of capitalism to provide economic growth or to cure economic woes. Consumer economies are developing in foreign emerging markets; we believe their

Top Five Industry Exposures	%
Property/Casualty Insurance	10.9%
Pharmaceuticals: Major	9.6%
Reinsurance	9.3%
Major Telecommunications	8.7%
Managed Health Care	5.2%
Total in Top Five Industries	43.7%

younger populations will help drive worldwide economic growth. In short, the world’s economic “pie” is growing.  Finally, the Fund owns and continues to find what we believe are under-valued stocks with compelling risk/reward characteristics.

As has been the case in recent years, the Fund prefers the shares of “high quality” companies.  Our stock research continues to find numerous high quality companies with better risk/reward characteristics than lesser quality companies.  High quality companies tend to have the following characteristics: (1) they are larger companies with a global footprint and they thus enjoy growth opportunities around the world (2) they have solid balance sheets and are self-funding; thus their growth is not dependent on creditors or the capital markets (3) they generate high returns on invested capital; with prudent capital allocation, shareholder value should grow (4) they generate ample free cash flow which allows the company to pay, and raise, cash dividends, repurchase stock and invest in growth opportunities.

Regarding dividends, some prominent financial experts have opined that the U.S. is entering a slow-growth, “new normal” economic environment.  Should “new normal” become reality, the ability of a company to pay and increase dividends should be important factors in generating stock investment returns.  The Fund prefers companies led by managers that have demonstrated prudent capital allocation practices.  Returning capital to shareholders by way of a rising stream of dividends is seldom a bad thing.

Once again, thank you for being our partners in the McCarthy Multi-Cap Stock Fund!  The officers, employees, and affiliates of your Fund’s advisor have a substantial investment in the Fund.  We believe our investment in the Fund properly aligns our interests with yours, now and in the future.

Sincerely,
McCarthy Group Advisors, LLC

Richard L. Jarvis
Portfolio Manager and Chief Investment Officer

Opinions expressed are those of Richard L. Jarvis and are subject to change, are not guaranteed and should not be considered investment advice.

The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

“Free cash flow” is a company’s net operating cash flow minus expenditures required to maintain the company’s assets.  A company may use its free cash flow to pay dividends, reduce debt, repurchase stock or invest in growth opportunities.

“Return on invested capital” is a company’s net income divided by the total capital of the company.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  Indexes are not available for direct investment and do not incur expenses.

Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the McCarthy Multi-Cap Stock Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund.  Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.

Comparison of the change in value of a $10,000 investment in the
McCarthy Multi-Cap Stock Fund versus the S&P 500 Index

			Annualized	Cumulative
	One Year	Five Year	Return Since	Return Since
Average Annual Total Return	Return	Return	Inception 8/6/01	Inception 8/6/01
McCarthy Multi-Cap Stock Fund	15.14%	0.25%	1.73%	16.44%
S&P 500® Index	14.43%	-0.79%	0.21%	1.91%

Total Annual Fund Operating Expenses: 1.23%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.

Returns reflect the reinvestment of dividends and capital gains.  Indices do not incur expenses and are not available for investment.  The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance reflects fee waivers and Advisor recovery of fees waived.  Absent fee waivers for all years except the fiscal year ended June 30, 2007, total returns would be reduced.  Absent Advisor fee-waiver recovery for the year ended June 30, 2007, total returns would be increased.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The Fund does not limit its investments to stocks included in this index.

Average annual total return represents the average change in account value over the periods indicated.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHEDULE OF INVESTMENTS
at June 30, 2010

Shares	COMMON STOCKS - 91.39%	Value
	Beverages: Non-Alcoholic - 1.17%
10,000	PepsiCo., Inc.	$609,500

	Computer Processing Hardware - 2.39%
28,800	Hewlett-Packard Co.	1,246,464

	Contract Drilling - 4.41%
27,000	ENSCO International, Inc. - ADR	1,060,560
40,000	Noble Corp.#	1,236,400
		2,296,960
	Data Processing Services - 1.64%
57,454	Western Union Co.	856,639

	Discount Stores - 2.77%
30,000	Wal-Mart Stores, Inc.	1,442,100

	Drugstore Chains - 1.12%
20,000	CVS Caremark Corp.	586,400

	Household/Personal Care - 2.88%
25,000	Procter & Gamble Co.	1,499,500

	Industrial Conglomerates - 2.85%
22,900	United Technologies Corp.	1,486,439

	Integrated Oil - 2.45%
26,000	ConocoPhillips	1,276,340

	Major Banks - 1.12%
23,600	Bank of New York Mellon Corp.	582,684

	Major Telecommunications - 8.71%
48,581	Telus Corp.#	1,758,632
55,000	Verizon Communications, Inc.	1,541,100
60,000	Vodafone Group Plc - ADR	1,240,200
		4,539,932
	Managed Health Care - 5.18%
18,580	UnitedHealth Group, Inc.	527,672
40,000	WellCare Health Plans, Inc.*	949,600
25,000	Wellpoint, Inc.*	1,223,250
		2,700,522
	Medical Distributors - 1.29%
20,000	Cardinal Health, Inc.	672,200

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2010

Shares	COMMON STOCKS - 91.39% (Continued)	Value
	Movies/Entertainment - 1.48%
30,000	International Speedway Corp. - Class A	$772,800

	Oil & Gas Pipelines - 3.01%
27,739	Kinder Morgan Management, LLC*	1,569,750

	Oil & Gas Production - 2.34%
20,000	Devon Energy Corp.	1,218,400

	Other Consumer Services - 3.51%
25,000	Apollo Group, Inc. - Class A*	1,061,750
36,250	Corinthian Colleges, Inc.*	357,063
20,000	Lincoln Educational Services Corp.*	411,800
		1,830,613
	Other Metals/Minerals - 0.94%
7,000	Compass Minerals International, Inc.	491,960

	Packaged Software - 4.73%
79,300	Microsoft Corp.	1,824,693
30,000	Oracle Corp.	643,800
		2,468,493
	Pharmaceuticals: Generic - 1.61%
49,300	Mylan, Inc.*	840,072

	Pharmaceuticals: Major - 9.60%
28,600	Abbott Laboratories	1,337,908
41,000	Bristol-Myers Squibb Co.	1,022,540
30,946	Johnson & Johnson	1,827,671
18,921	Merck & Co., Inc.	661,667
11,000	Pfizer, Inc.	156,860
		5,006,646
	Pharmaceuticals: Other - 2.18%
52,000	Endo Pharmaceuticals Holdings, Inc.*	1,134,640

	Property/Casualty Insurance - 10.89%
27,000	Allied World Assurance Company Holdings, Ltd.#	1,225,260
24,806	Argo Group International Holdings Ltd.#	758,816
47,000	Aspen Insurance Holdings Ltd.#	1,162,780
12,500	Berkshire Hathaway, Inc. - Class B*	996,125
32,000	Transatlantic Holdings, Inc.	1,534,720
		5,677,701

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2010

Shares	COMMON STOCKS - 91.39% (Continued)	Value
	Reinsurance - 9.33%
30,000	Endurance Specialty Holdings Ltd.#	$1,125,900
11,400	Everest Re Group, Ltd.#	806,208
70,500	Flagstone Reinsurance Holdings Ltd.#	762,810
46,270	Montpelier Re Holdings Ltd.#	690,811
17,600	RenaissanceRe Holdings, Ltd.#	990,352
20,000	Validus Holdings, Ltd.#	488,400
		4,864,481
	Semiconductors - 3.79%
50,000	Intel Corp.	972,500
43,000	Texas Instruments, Inc.	1,001,040
		1,973,540
	TOTAL COMMON STOCKS
	(Cost $45,272,013)	47,644,776

	EXCHANGE-TRADED FUNDS - 3.69%
37,000	Market Vectors Gold Miners ETF (Cost $1,412,457)	1,922,520

	SHORT-TERM INVESTMENTS - 4.87%
2,539,123	Federated Prime Obligations Fund,
	Institutional Class, 0.22%†
	(Cost $2,539,123)	2,539,123
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $49,223,593) - 99.95%	52,106,419
	Other Assets in Excess of Liabilities - 0.05%	25,344
	NET ASSETS - 100.00%	$52,131,763

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day yield as of June 30, 2010.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2010

ASSETS
Investments, at value (cost $49,223,593)	$52,106,419
Cash	8,800
Receivables:
Fund shares issued	1,098
Dividends and interest	74,819
Prepaid expenses	7,398
Total Assets	52,198,534

LIABILITIES
Payables:
Advisory fees	28,929
Audit fees	18,596
Fund accounting fees	5,494
Printing and mailing fees	2,596
Transfer agent fees and expenses	1,552
Administration fees	5,293
Custodian fees	2,626
Chief Compliance Officer fee	1,500
Accrued expenses	185
Total Liabilities	66,771
NET ASSETS	$52,131,763

Net asset value, offering and redemption price per share
[$52,131,763 / 5,589,047 shares outstanding; unlimited
number of shares (par value $0.01) authorized]	$9.33

COMPONENTS OF NET ASSETS
Paid-in capital	$50,484,680
Undistributed net investment income	459,739
Accumulated net realized loss on investments	(1,695,405)
Net unrealized appreciation on investments	2,882,749
Net Assets	$52,131,763

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2010

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $9,523)	$1,017,821
Interest	8,755
Total income	1,026,576
EXPENSES
Advisory fees (Note 4)	340,216
Administration fees (Note 4)	62,043
Fund accounting fees (Note 4)	32,146
Transfer agent fees and expenses (Note 4)	25,989
Audit fees	18,596
Registration fees	15,171
Custody fees (Note 4)	14,813
Legal fees	10,026
Chief Compliance Officer fee (Note 4)	9,000
Trustee fees	7,097
Miscellaneous fees	5,881
Insurance	5,486
Shareholder reporting	5,394
Total expenses	551,858
Add: advisory fee recoupment (Note 4)	15,722
Net expenses	567,580
NET INVESTMENT INCOME	458,996
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND OPTION CONTRACTS WRITTEN
Net realized gain on:
Investments	751,302
Option contracts written	59,398
Net realized gain	810,700
Net change in unrealized appreciation on investments	4,828,374
Net realized and unrealized gain on
investments and option contracts written	5,639,074
Net Increase in Net Assets Resulting from Operations	$6,098,070

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$458,996	$239,141
Net realized gain/(loss) on investments
and option contracts written	810,700	(2,023,202)
Net change in unrealized appreciation/(depreciation)
on investments and option contracts written	4,828,374	(4,772,117)
Net increase/(decrease) in net assets
resulting from operations	6,098,070	(6,556,178)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(239,009)	(76,661)
From net realized gain on
investments and option contracts written	—	(353,527)
Total decrease in net assets
resulting from distributions	(239,009)	(430,188)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	4,683,693	11,627,542
Total increase in net assets	10,542,754	4,641,176
NET ASSETS
Beginning of year	41,589,009	36,947,833
End of year	$52,131,763	$41,589,009
Includes undistributed net investment income of	$459,739	$239,099

(a)	A summary of shares transactions is as follows:

	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	581,766	$5,667,019	2,140,350	$16,193,579
Shares issued in
reinvestment of distributions	22,930	227,231	59,255	423,675
Shares redeemed	(125,178)	(1,210,557)	(678,883)	(4,989,712)
Net increase	479,518	$4,683,693	1,520,722	$11,627,542

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.14	$10.30	$12.51	$11.54	$11.46

Income from investment operations:
Net investment income/(loss)	0.08	0.04	0.02	0.06	(0.01)
Net realized and unrealized
gain/(loss) on investments
and option contracts written	1.16	(2.11)	(1.07)	1.47	0.73
Total from investment operations	1.24	(2.07)	(1.05)	1.53	0.72

Less distributions to shareholders:
From net investment income	(0.05)	(0.02)	(0.05)	(0.02)	—
From net realized gain on investments
and option contracts written	—	(0.07)	(1.11)	(0.54)	(0.64)
Total distributions	(0.05)	(0.09)	(1.16)	(0.56)	(0.64)
Net asset value, end of year	$9.33	$8.14	$10.30	$12.51	$11.54

Total return	15.14%	-19.95%	-8.87%	13.51%	6.18%

Supplemental data and ratios:
Net assets, end of year (in millions)	$52.1	$41.6	$36.9	$44.7	$39.6
Ratio of net expenses
to average net assets:
Before expense
reimbursement/recoupment2	1.07%	1.19%	1.15%	1.11%	1.43%
After expense
reimbursement/recoupment2	1.10%	1.15%	1.15%	1.15%	1.22	%1
Ratio of net investment income/(loss)
to average net assets:
Before expense
reimbursement/recoupment	0.92%	0.61%	0.19%	0.57%	(0.26%)
After expense
reimbursement/recoupment	0.89%	0.65%	0.19%	0.53%	(0.05	%)1
Portfolio turnover rate	50%	100%	104%	62%	75%

1	Effective April 6, 2006, the Advisor contractually agreed to lower the net annual operating expense limit to 1.15%.
2	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2010

NOTE 1 – ORGANIZATION

The McCarthy Multi-Cap Stock Fund (the “Fund”) is a series of Advisor Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The Fund commenced operations on August 6, 2001.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes.  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Fund’s 2010 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions.  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Share Valuation.  The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Options Transactions.  The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

The risks inherent in the use of options include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and movement in the price of the underlying securities or index; 3) the possible absence of a liquid secondary market for any particular instrument at any time; and 4) the possible nonperformance by the counterparty under the terms of the contract.

G.
REITs.  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended June 30, 2010, the Fund made the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss
$653	$(653)

I.
Events Subsequent to the Fiscal Year End.  The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.

Management has evaluated fund related events and transactions that occurred   subsequent to June 30, 2010, through the date the financial statements were issued.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities:  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest available bid price and lowest ask price across any of the exchanges on which an option is quoted.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, the composite pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

Short-Term Notes:  Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Communications	$4,539,932	$—	$—	$4,539,932
Consumer Non-Durables	2,109,000	—	—	2,109,000
Consumer Services	2,603,413	—	—	2,603,413
Distribution Services	672,200	—	—	672,200
Electronic Technology	3,220,004	—	—	3,220,004
Energy Minerals	2,494,740	—	—	2,494,740
Finance	11,124,866	—	—	11,124,866
Health Services	2,700,522	—	—	2,700,522
Health Technology	6,981,358	—	—	6,981,358
Industrial Services	3,866,710	—	—	3,866,710
Non-Energy Minerals	491,960	—	—	491,960
Producer Manufacturing	1,486,439	—	—	1,486,439
Retail Trade	2,028,500	—	—	2,028,500
Technology Services	3,325,132	—	—	3,325,132
Total Equity	47,644,776	—	—	47,644,776
Exchange-Traded Funds	1,922,520	—	—	1,922,520
Short-Term Investments	2,539,123	—	—	2,539,123
Total Investments in Securities	$52,106,419	$—	$—	$52,106,419

New Accounting Pronouncement – In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

McCarthy Group Advisors, L.L.C. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund.  As compensation for its services, the Advisor receives a monthly fee at an annual rate of 0.75% of the first $20 million of the Fund’s average daily net assets, and 0.60% of the Fund’s average daily net assets over $20 million.  For the year ended June 30, 2010, the Fund incurred $340,216 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s total operating expenses, for a one year period, so that its expense ratio of expenses to average net assets will not exceed 1.15%.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund’s current operation for such fiscal year does not exceed the applicable limitation of the Fund’s expenses.  Under the expense limitation agreement, the Advisor may recoup reimbursements only for fee reductions and expense payments made in the previous three fiscal years. For the year ended June 30, 2010, the Advisor recouped expenses of $15,722.  At June 30, 2010, the balance of previously waived advisory fees eligible for recoupment was $0.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant for the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as custodian to the Fund.  For the year ended June 30, 2010, the Fund incurred the following expenses for administration, fund accounting, and custody:

Administration	$62,043
Fund accounting	32,146
Custody	14,813

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are also employees of the Administrator.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

For the year ended June 30, 2010, the Fund was allocated $9,000 of the Chief Compliance Officer fee.

NOTE 5 – DERIVATIVE INSTRUMENTS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund’s derivatives are not accounted for as hedging instruments under FAS 133.  Even though the Fund may use derivatives as a hedging instrument, the Fund’s derivatives are not considered to be hedging instruments under FAS 133.

As of June 30, 2010, the Fund did not hold any derivative instruments.  The number of option contracts written and the premiums received by the Fund during the year ended June 30, 2010, were as follows:

	Number	Premiums
	of Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	350	247,194
Options exercised	(150)	(187,795)
Options expired	(200)	(59,399)
Options outstanding, end of year	—	$—

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2010 is as follows:

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity contracts	Net realized gain on option contracts written	$59,398

For the year ended June 30, 2010, the monthly average gross notional amount of the option contracts written by the Fund was $237,847.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $32,741,324 and $22,931,615, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $8,500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended June 30, 2010, the Fund did not draw upon the line of credit.

NOTE 8 – INCOME TAXES

The tax character of distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009 were as follows:

	6/30/10	6/30/09
Ordinary income	$239,009	$ 76,703
Long-term capital gains	$ —	$353,485

Ordinary income distributions may include dividends paid from short-term capital gains.

As of June 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$49,451,069
Gross tax unrealized appreciation	5,398,587
Gross tax unrealized depreciation	(2,743,237)
Net tax unrealized appreciation	2,655,350
Undistributed ordinary income	459,739
Undistributed long-term capital gain	—
Total distributable earnings	459,739
Other accumulated gains/losses	(1,468,006)
Total accumulated earnings/(losses)	$1,647,083

At June 30, 2010, the Fund had a capital loss carryforward of $1,467,929, which expires as follows:

Year	Amount
2017	$29,384
2018	1,438,545
$1,467,929

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
McCarthy Multi-Cap Stock Fund

We have audited the accompanying statement of assets and liabilities of McCarthy Multi-Cap Stock Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McCarthy Multi-Cap Stock Fund as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2010

EXPENSE EXAMPLE
at June 30, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/10 – 6/30/10).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$ 931.10	$5.08
Hypothetical (5% return	$1,000.00	$1,019.54	$5.31
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund
	Held	Length		Complex	Other
Name, Address	with the	of Time	Principal Occupation	Overseen by	Directorships
and Age	Trust	Served	During Past Five Years	Trustee(2)	Held

Independent Trustees(1)

Michael D. LeRoy	Trustee	Indefinite	President, Crown Capital	1	Independent
(age 62, dob 8/14/1947)		term	Advisors, LLC (financial		Trustee from 2004
615 E. Michigan Street		since	consulting firm)		to 12/1/2008,
Milwaukee, WI 53202		December	(2000 to present).		Bjurman, Barry
		2008.			Funds (3
portfolios);
Independent
Trustee from
12/1/2008 to
5/1/2009, B.B.
Funds (1 portfolio);
Director, Wedbush
Bank.

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee, The
(age 74, dob 6/18/1936)		term	Consultant and former		Forward Funds
615 E. Michigan Street		since	Executive Vice President		(35 portfolios).
Milwaukee, WI 53202		February	and Chief Operating Officer
		1997.	of ICI Mutual Insurance
Company (until January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Independent
(age 75, dob 7/10/1934)		term	President, Hotchkis and		Trustee from
615 E. Michigan Street		since	Wiley Funds (mutual funds)		1999 to 2009,
Milwaukee, WI 53202		May 2002.	(1985 to 1993).		E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	1	None.
(age 70, dob 10/8/1939)		term	Vice President, Federal
615 E. Michigan Street		since	Home Loan Bank of
Milwaukee, WI 53202		February	San Francisco.
1997.
Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	1	None.
(age 62, dob 7/9/1947)	Trustee	term	Bancorp Fund Services,
615 E. Michigan Street		since	LLC (May 1991 to present).
Milwaukee, WI 53202		September
2008.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED) (Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund
(age 62, dob 7/9/1947)	Chief Executive	since September 2007.	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Vice President, Compliance and
(age 42, dob 7/19/1967)	Principal Executive	since June 2003.	Administration, U.S. Bancorp
615 E. Michigan Street	Officer		Fund Services, LLC (March 1997
Milwaukee, WI 53202			to present).

Cheryl L. King	Treasurer and	Indefinite term	Assistant Vice President, Compliance
(age 48, dob 8/27/1961)	Principal Financial	since December 2007.	and Administration, U.S. Bancorp
615 E. Michigan Street	Officer		Fund Services, LLC (October 1998
Milwaukee, WI 53202			to present).

Michael L. Ceccato	Vice President,	Indefinite term	Vice President, U.S. Bancorp Fund
(age 52, dob 9/11/1957)	Chief Compliance	since September 2009.	Services, LLC (February 2008 to
615 E. Michigan Street	Officer and		present); General Counsel/Controller,
Milwaukee, WI 53202	AML Officer		Steinhafels, Inc. (September 1995
to February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Vice President and Counsel,
(age 45, dob 4/16/1965)		since June 2007.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street			(May 2006 to present); Senior
Milwaukee, WI 53202			Counsel, Wells Fargo Funds
Management, LLC (May 2005
to May 2006); Senior Counsel,
Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-811-0228.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-811-0228 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

NOTICE TO SHAREHOLDERS
at June 30, 2010 (Unaudited)

For the year ended June 30, 2010, the McCarthy Multi-Cap Stock Fund designated $239,009 as ordinary income for purposes of the dividends paid deduction.

For the year ended June 30, 2010, certain dividends paid by the McCarthy Multi-Cap Stock Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.0%.

For corporate shareholders in the McCarthy Multi-Cap Stock Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2010 was 100.0%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 811-0228 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available without charge, upon request, by calling (866) 811-0228.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

Information included in the Fund’s Form N-Q is also available by calling (866) 811-0228.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE ANNUAL REPORT.

(This page intentionally left blank.)

Advisor
McCarthy Group Advisors, L.L.C.
1125 South 103rd Street, Suite 250
Omaha, Nebraska 68124-6019

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2010	FYE 6/30/2009
Audit Fees	$15,800	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2010	FYE 6/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2010	FYE 6/30/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   8/31/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   8/31/10

By (Signature and Title)* _/s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   8/31/10

* Print the name and title of each signing officer under his or her signature.